Exhibit 99.3

Unaudited Pro Forma Condensed Combined Financial Statements

On October 1, 2021, the Company completed the acquisition of Twin Peaks Buyer LLC (“Twin Peaks”) for a total purchase price of $300.0 million, comprised of $222.1 million in net cash, a note payable in the amount of $10.4 million and 2,847,393 shares of the Company’s Series B Cumulative Preferred Stock (the “Twin Peaks Acquisition”).

On July 22, 2021, FAT Brands, Inc. (the “Company”) completed the acquisition of GFG Holding Inc. (“GFG”) for a total purchase price of $447.7 million paid by the Company in the form of $355.2 million in cash, 3,089,245 shares of the Company’s Series B Cumulative Preferred Stock and 1,964,865 shares of the Company’s Common Stock (the “GFG Acquisition” and, together with the Twin Peaks Acquisition, the “Acquisitions”).

The following unaudited pro forma condensed combined balance sheet as of June 27, 2021 gives effect to the Acquisitions as if they had occurred on June 27, 2021, and the following unaudited pro forma condensed combined statements of operations for the twenty-six weeks ended June 27, 2021 and for the year ended December 27, 2021 give effect to the Acquisitions as if they had occurred on December 30, 2019 (the “Pro Forma Financial Statements”). The Pro Forma Financial Statements are based on historical financial information of the entities, as adjusted to give effect to the Acquisitions. The Pro Forma Financial Statements have been prepared in accordance with Article 11 of Regulation S-X.

The following Pro Forma Financial Statements do not reflect the financial condition at the date or results of operations of the Company for the periods indicated. The assumptions used and pro forma adjustments derived from such assumptions are based on currently available information, and in many cases are based on estimates and preliminary information. The assumptions underlying the pro forma adjustments are described in the accompany notes to the unaudited pro forma combined financial statements. However, the Pro Forma Financial Statements may not be indicative of our future performance and do not necessarily reflect what our financial condition and results of operations would have been had the acquisition to which the pro forma adjustments relate occurred on the dates indicated above.

Unaudited Pro Forma Combined Balance Sheet

As of June 27, 2021

(in thousands)

	Historical Results					Historical Results
	Fat Brands, Inc.	GFG	GFG Transaction Accounting Adjustments (Note 5)		Pro Forma	TP	TP Transaction Accounting Adjustments (Note 5)		Pro Forma Combined

ASSETS
Current assets:
Cash	$48,124	$5,874	$(20,851)	(a)	$33,147	$18,458	$(7,939)	(h)	$43,666
Restricted cash	4,096	-	4,605	(b)	8,701	5,000	(1,250)	(i)	12,451
Accounts Receivable	5,583	5,080	-		10,663	1,684	-		12,347
Trade and other notes receivable	217	-	-		217	-	-		217
Inventory	-	2,002	-		2,002	1,296	-		3,298
Other receivables	-	457	(457)	(c)	-	-	-		-
Assets classified as held for sale	7,735	5,069	(5,069)	(d)	7,735	-	-		7,735
Prepaids and other current assets	-	910	(910)	(c)	-	791	-		791
Other current assets	2,486	-	1,367	(c)	3,853	-	-		3,853
Total current assets	68,241	19,392	(21,315)		66,318	27,229	(9,189)		84,358
Noncurrent restricted cash	1,800	-	-		1,800	-	-		1,800
Notes receivable	1,583	-	-		1,583	-	-		1,583
Other intangible assets, net	46,950	314,170	(36,470)	(d)	324,650	88,675	99,500	(d)	512,825
Amortizable intangible assets, net	-	6,779	(6,779)	(c)	-	-	-		-
Goodwill	9,706	-	190,590	(e)	200,296	2,634	82,413	(e)	285,343
Deferred income tax asset, net	33,555	-	(32,278)	(c)	1,277	-	-		1,277
Operating lease right of use assets	4,913	-	10,839	(f)	15,752	-	27,005	(f)	42,757
Fixed assets	-	5,793	2,581	(d)	8,374	26,660	8,548	(d)	43,582
Other assets	2,420	540	-		2,960	11,584	(9,493)		5,051
Total assets	$169,168	$346,674	$107,168		$623,010	$156,782	$198,784		$978,576
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$8,410	$7,579	$-		$15,989	$6,082	$-		$22,071
Accrued expenses and other liabilities	21,235	-	-		21,235	9,361	-		30,596
Accrued interest payable	1,473	-	-		1,473	-	-		1,473
Accrued Advertising	1,980	-	-		1,980	-	-		1,980
Deferred income, current portion	1,684	3,252	(2,402)	(d)	2,534	3,268	(2,268)		3,534
Dividend payable on preferred shares	1,397	-	-		1,397	-	-		1,397
Liabilities related to assets classified as held for sale	7,131	-	-		7,131	-	-		7,131
Current portion of operating lease liability	929	-	3,755	(f)	4,684	-	4,801	(f)	9,485
Current portion of preferred shares, net	7,980	-	-		7,980	-	-		7,980
Current portion of long-term debt	913	286	(286)	(g)	913	1,300	(1,300)	(j)	913
Other	18	-	-		18	-	-		18
Total current liabilities	53,150	11,117	1,067		65,334	20,011	1,233		86,578
Deferred income - noncurrent	9,691	-	-		9,691	-	-	(d)	9,691
Long-term debt, net of current portion	146,140	234,264	104,668	(g)	485,072	63,872	173,062	(j)	722,006
Operating lease liability, net of current portion	4,508	-	9,314	(d)(f)	13,822	-	19,184	(f)	33,006
Deferred Tax Liability	-	32,278	(32,278)	(c)	-	-	-		-
Other liabilities	58	912	-		970	9,847	(9,493)		1,324
Acquisition purchase price payable	776	-	-		776	-	10,350		11,126
Total liabilities	214,323	278,571	82,771		575,665	93,730	194,336		863,731

Redeemable preferred stock	-	-	67,500	(a)	67,500	-	67,500	(h)	135,000

Stockholders’ equity:
Preferred stock	29,092	-	-		29,092	-	-		29,092
Common stock	(45,086)	-	25,000	(a)	(20,086)	-	-		(20,086)
Accumulated deficit	(29,254)	(92,667)	92,667		(29,254)	(6,816)	6,816		(29,254)
Noncontrolling interests	93	-	-		93	-	-		93
Additional paid in capital	-	160,770	(160,770)		-	69,868	(69,868)		-
Total Stockholders’ equity	(45,155)	68,103	(43,103)		(20,155)	63,052	(63,052)		(20,155)
Total liabilities, non-controlling interests and stockholders’ equity	$169,168	$346,674	$107,168		$623,010	$156,782	$198,784		$978,576

Unaudited Pro Forma Combined Statement of Operations

For the Six Months Ended June 27, 2021

(in thousands, except share and per share amounts)

	Historical Results					Historical Results
	Fat Brands, Inc.	GFG	GFG Transaction Accounting Adjustments (Note 5)		Pro Forma	TP	TP Transaction Accounting Adjustments (Note 5)		Pro Forma as Adjusted

Revenues
Royalties	$11,057	$15,770	$-		$26,827	$5,763	$-		$32,590
Restaurant sales	234	-	21,782	(aa)	22,016	47,532	-		69,548
Company store revenue	-	21,782	(21,782)	(aa)	-	-	-		-
Factory revenue	-	16,114	-		16,114.0	-	-		16,114
Advertising fees	2,560	-	-		2,560.0	2,965	-		5,525
Franchise fees	1,022	559	-		1,581.0	150	-		1,731
Licensing and other revenue	-	381	-		381.2	-	-		381
Management fees and other income	58	-	-		58.0	360	-		418
Total revenues	14,931	54,606	-		69,537	56,770	-		126,307
Costs and expenses
General and administrative expense	10,408	27,727	(1,494)	(aa)	36,641	4,832	-		41,473
Restaurant operating expenses	244	-	11,661	(aa)	11,905	40,003	-		51,908
Cost of revenues	-	11,661	(11,661)	(aa)	-	-	-		-
Cost of sales	-	-	-		-	-	-		-
Labor expenses	-	-	-		-	-	-		-
Loss on asset disposal	-	-	-		-	-	-		-
Advertising expense	2,560	-	-		2,560	3,325	-		5,885
Depreciation and amortization	-	1,705	3,609	(aa)(cc)	5,314	3,788	(48)	(cc)	9,054
Refranchising (gain) loss	(429)	-	-		(429)	-	-		(429)
Other expense (income)	-	(710)	710	(aa)	-	-	-		-
Total other income (expense)	12,783	40,383	2,825		55,991	51,948	(48)		107,891
Income (Loss) from operations	2,148	14,223	(2,825)		13,547	4,822	48		18,416
Other income (expense)
Interest expense, net	(4,866)	(11,876)	(42)	(bb)	(16,784)	(2,831)	(7,169)	(ee)	(26,784)
Net loss on extinguishment of debt	(6,405)	-	-		(6,405)	-	-		(6,405)
Interest expense related to preferred shares	(552)	-	-		(552)	-	-		(552)
Other expense	(809)	4,565	-		3,756	10,399	-		14,155
Other income (expense)	-	-	-		-	-	-		-
Total other income (expense)	(12,632)	(7,311)	(42)		(19,985)	7,568	(7,169)		(19,586)
(Loss) income before income tax expense	(10,484)	6,912	(2,866)		(6,438)	12,390	(7,121)		(1,169)
Income tax expense (benefit)	(2,121)	1,032	(745)	(dd)	(1,834)	-	(1,852)	(dd)	(3,686)
Net income	(8,363)	5,880	(2,121)		(4,604)	12,390	(5,270)		2,517
Net loss attributable to noncontrolling interest	(5)	-	-		(5)	-	-		(5)
Net income attributable to the Company	$(8,358)	$5,880	$(2,121)		$(4,599)	$12,390	$(5,270)		$2,522

Basic and diluted loss per common share	$(0.69)	$-	$-		$(0.33)	$-			$0.18
Basic and diluted weighted average shares outstanding	12,122,938	-	-		14,087,803	-			14,087,803

Unaudited Pro Forma Combined Condensed Statement of Operations

For the Year Ended December 27, 2020

(in thousands, except share and per share amounts)

	Historical Results					Historical Results
	Fat Brands, Inc.	GFG	GFG Transaction Accounting Adjustments (Note 5)		Pro Forma	TP	TP Transaction Accounting Adjustments (Note 5)		Pro Forma as Adjusted

Revenues
Royalties	$13,420	$24,840	$-		$38,260	$-	$803	(aa)	$39,063
Restaurant sales	-	-	63,729	(aa)	63,729	75,538	-		139,267
Company store revenue	-	63,729	(63,729)	(aa)	-	-	-		-
Factory revenue	-	24,267	-		24,267	-	-		24,267
Advertising fees	3,527	-	-		3,527	-	6,084	(aa)	9,611
Marketing fees	-	-	-		-	6,084	(6,084)	(aa)	-
Franchise fees	1,130	888	-		2,018	-	8,643	(aa)	10,661
Franchise and royalty fees	-	-	-		-	9,446	(9,446)	(aa)	-
Licensing and other revenue	-	612	(612)		-	-	-		-
Management fees and other income	41	-	612		653	1,322	-		1,975
Total revenues	18,118	114,336	-		132,454	92,390	-		224,844
Costs and expenses
General and Adminstrative expense	14,876	73,987	3,230	(aa)	92,093	9,958	-		102,051
Cost of revenues	-	23,099	-		23,099	-	-		23,099
Advertising expense	5,218	-	-		5,218	-	-		5,218
Restaurant operating expenses	-	-	-		-	25,391	49,946	(aa)	75,337
Cost of sales	-	-	-		-	20,810	(20,810)	(aa)	-
Labor expenses	-	-	-		-	29,136	(29,136)	(aa)	-
Refranchising (gain) loss	3,827	-	-		3,827	-	-		3,827
Depreciation and amortization	-	4,074	6,819	(aa)(cc)	10,893	8,232	(253)	(cc)	18,872
Impairment of assets	9,295	24,476	-		33,771	-	-		33,771
Other expense (income)	-	4,402	(4,402)	(aa)	-	-	-		-
Total costs and expenses	33,216	130,038	5,647		168,901	93,527	(253)		262,175
Income (Loss) from operations	(15,098)	(15,702)	(5,647)		(36,447)	(1,137)	253		(37,331)
Other income (expense)
Interest expense, net	(3,375)	(20,911)	(2,924)	(bb)	(27,210)	(6,892)	(13,108)	(ee)	(47,210)
Interest expense related to preferred shares	(1,544)	-	-		(1,544)	-	-		(1,544)
Change in fair value of derivative liability	887	-	-		887	(344)	-		543
Gain on contingent consideration payable adjustment	1,680	-	-		1,680	-	-		1,680
Earnout liability adjustment	-	-	-		-	5,200	-		5,200
Net loss on extinguishment of debt	(88)	-	-		(88)	-	-		(88)
Loss on disposal of assets	-	-	-		-	(3,051)	-		(3,051)
Other expense	(1,011)	(94)	-		(1,105)	(4,051)	-		(5,156)
Total other income (expense)	(3,451)	(21,005)	(2,924)		(27,380)	(9,138)	(13,108)		(49,626)
Income (Loss) before income tax expense	(18,549)	(36,707)	(8,571)		(63,827)	(10,275)	(12,855)		(86,957)
Income tax expense (benefit)	(3,689)	(8,375)	(2,228)	(dd)	(14,292)	-	(3,342)		(17,635)
Net income	$(14,860)	$(28,332)	$(6,343)		$(49,535)	$(10,275)	$(9,512)		$(69,322)

Basic and diluted loss per common share	$(1.25)	$-	$-		$(3.57)	$-	$-		$(5.00)
Basic and diluted weighted average shares outstanding	11,897,952	-	-		13,862,817	-	-		13,862,817

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

NOTE 1 – BASIS OF PRESENTATION

The Pro Forma Financial Statements are based on historical financial statements of the entities, as adjusted to give effect to the Acquisitions. The pro forma condensed combined balance sheet as of June 27, 2021 gives effect to the Acquisitions as if they had occurred on June 27, 2021. The pro forma condensed combined statements of operations for the twenty-six weeks ended June 27, 2021 and for the year ended December 27, 2020 give effect to the Acquisitions as if they had occurred on December 30, 2019 (the beginning of the Company’s 2020 fiscal year). In addition to the historical financial statements included as exhibits to this Form 8-K/A, the Pro Forma Financial Statements should be read in conjunction with the Company’s Form 10-K as of December 27, 2020, the Form 10-Q as of June 27, 2021, the Form 8-K filed with the SEC on July 26, 2021, the Form 8-K/A filed with the SEC on October 5, 2021 and the Form 8-K filed with the SEC on October 6, 2021.

NOTE 2 – PRELIMINARY PURCHASE PRICE ALLOCATION

The Pro Forma Financial Statements include various assumptions, including those related to the preliminary purchase price allocations of the assets acquired and liabilities assumed of GFG and Twin Peaks on preliminary estimates of fair value by management and third-party valuation experts. The final purchase price allocations may vary based on final appraisals, valuations and analyses of the fair value of the acquired assets and assumed liabilities as well as final post-closing adjustments, if any. Accordingly, the pro forma adjustments are preliminary and may be subject to change.

The preliminary assessment of the fair value of the net assets and liabilities acquired by the Company through the GFG Acquisition was estimated at $447.7 million. The preliminary allocation of the consideration to the net tangible and intangible assets acquired is presented in the table below (in millions):

Cash	$5.9
Accounts receivable	5.1
Inventory	2.0
Other receivables	0.5
Prepaids and other current assets	0.9
Other intangible assets	277.7
Goodwill	190.6
Other assets	0.5
Fixed assets	8.4
Accounts payable	(7.6)
Above market leases	(2.2)
Deferred income, current portion	(0.9)
Deferred tax liability	(32.3)
Other liabilities	(0.9)
Total net identifiable assets	$447.7

The preliminary assessment of the fair value of the net assets and liabilities acquired by the Company through the Twin Peaks Acquisition was estimated at $310.3 million. The preliminary allocation of the consideration to the net tangible and intangible assets acquired is presented in the table below (in millions):

Cash	$9.8
Accounts receivable	1.7
Inventory	1.3
Prepaids and other current assets	0.8
Goodwill	85.0
Other intangible assets, net	188.2
Below market leases	3.0
Other assets	2.1
Fixed assets	35.2
Accounts payable	(6.1)
Accrued expenses and other liabilities	(9.4)
Deferred income - noncurrent	(1.0)
Other liabilities	(0.3)
Total net identifiable assets	$310.3

NOTE 3 – IDENTIFIABLE INTANGIBLE ASSETS

Our preliminary valuation estimates of the identifiable intangible assets acquired in connection with the GFG Acquisition are based on initial valuations performed by management and third-party experts. However, these estimates are preliminary, as we have not completed our analysis of all the facts surrounding the business acquired and therefore have not finalized the accounting for these transactions. Our preliminary estimate of identifiable intangible assets total $277.7 million, comprised of $149.8 million in trademarks, $84.6 million in customer relationships and $43.3 million in franchise agreements.

Our preliminary valuation estimates of the identifiable intangible assets acquired in connection with the Twin Peaks Acquisition are based on initial valuations performed by management and third-party experts. However, these estimates are preliminary, as we have not completed our analysis of all the facts surrounding the business acquired and therefore have not finalized the accounting for these transactions. Our preliminary estimate of identifiable intangible assets total $188.2 million, comprised of $161.8 million in trademarks, $26.0 million in franchise agreements and $0.4 million in liquor licenses.

NOTE 4 – GOODWILL

Our preliminary valuation estimates of goodwill in the amount of $190.6 related to the GFG Acquisition and $85.0 million related to the Twin Peaks acquisition are based on the excess of the estimated purchase price paid for GFG and Twin Peaks over the estimated fair market value of the identifiable assets and liabilities acquired. These estimates are preliminary and will be refined once the valuation process is completed.

NOTE 5 – PRO FORMA ADJUSTMENTS

The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the Pro Forma Financial Statements:

Balance Sheet Pro Forma Adjustments

(a)	Consideration of $447.7 million for the GFG Acquisition was in the form of $355.2 million in cash, 3,089,245 shares of the Company’s Series B Cumulative Preferred Stock ($67.5 million) and 1,964,865 shares of the Company’s Common Stock ($25.0 million).

(b)	Represents $4.6 million of restricted cash consisting of funds required to be held in trust in connection with the issuance of the GFG Notes (see (g) below).

(c)	Represents reclassifications that have been made to the historical presentation to conform to the financial statement presentation of the Company.

(d)	Reflects the adjustment of historical tangible and intangible assets acquired by the Company to their estimated fair values. The estimates of fair value may differ from amounts the Company will calculate after completing a detailed valuation analysis, and the difference could have a material effect on the accompanying unaudited pro forma condensed combined financial statements.

(e)	Reflects adjustment to record goodwill resulting from the Acquisitions.

(f)	As non-public companies, GFG and Twin Peaks were not yet required to adopt ASU 2016-02, Leases (Topic 842), requiring a lessee to recognize on the balance sheet the assets and liabilities for the rights and obligations created by leases with a term of more than twelve months. However, as a part of the Company’s consolidated group, GFG and Twin Peaks adopted ASU 2016-02 as of the dates of the Acquisitions. Accordingly, the Pro Forma Financial Statements have been adjusted to record an operating lease right of use asset and an operating lease liability. GFG has certain operating leases for corporate offices and for certain restaurant properties that are in the process of being refranchised. Twin Peaks has certain operating leases for corporate offices and for company-owned restaurant properties.

(g)	The net increase to debt reflects the issuance of new debt of $350.0 million of fixed rate asset backed notes comprised of aggregate principal amounts of $209.0 million of Class A-2 notes bearing interest at 6.00%, $84.0 million of Class B-2 notes bearing interest at 7.00% and $57.0 million of Class M-2 notes bearing interest at 9.50% (net proceeds of $338.9 million), collectively, the “GFG Notes.” GFG’s outstanding debt was also extinguished upon consummation of the GFG Acquisition.

(h)	Consideration of $300.0 million for the Twin Peaks Acquisition was in the form of $222.1 million in net cash, a $10.4 million promissory note and 2,847,393 shares of the Company’s Series B Cumulative Preferred Stock ($67.5 million).

(i)	Represents $3.8 million of restricted cash consisting of funds required to be held in trust in connection with the issuance of the TP Notes (see (j) below).

(j)	The net increase to debt reflects the issuance of new debt of $250.0 million of fixed rate asset backed notes comprised of aggregate principal amounts of $150.0 million of Class A-2 notes bearing interest at 7.00%, $50.0 million of Class B-2 notes bearing interest at 9.00% and $50.0 million of Class M-2 notes bearing interest at 10.00% (net proceeds of $236.9 million), collectively, the “Twin Peaks Notes.” Twin Peak’s outstanding debt was also extinguished upon consummation of the Twin Peaks Acquisition.

Statement of Operations Pro Forma Adjustments

(aa)	Represents reclassifications that have been made to the historical presentation of GFG and Twin Peaks to conform to the financial statement presentation of the Company and the presentation of depreciation and amortization expense separately due to its materiality.

(bb)	Represents the net increase to interest expense resulting from interest on the GFG Notes to finance the GFG Acquisition.

(cc)	Represents the adjustment to reflect the amortization related to amortizing intangible assets (see (d) above).

(dd)	Represents the income tax expense effect based on a statutory income tax rate of 26%.

(ee)	Represents the net increase to interest expense resulting from interest on the Twin Peaks Notes to finance the Twin Peaks Acquisition.